Exhibit 10.38

AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS, dated as of December 12, 2013 (this “Amendment”), by and among Vitamin Cottage Natural Food Markets, Inc., a Colorado corporation (the “Borrower”), each of the other entities listed as a “Grantor” on the signature pages hereof (together with the Borrower, the “Grantors”), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) for the Lenders and each other Secured Party under the Amended Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, entered into that certain Credit Agreement dated as of September 29, 2006 (as amended, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed to amend and restate the Existing Credit Agreement in its entirety pursuant to that certain Amended and Restated Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”);

WHEREAS, the Borrower and the other Grantors are members of a group of related entities, the success of any of which is dependent in part on the success of the other members of such group;

WHEREAS, in connection with the Existing Credit Agreement, the Borrower executed and delivered to JPMorgan Chase Bank, N.A., as Lender, that certain Third Amended and Restated Promissory Note, dated October 31, 2012, in the maximum principal amount of $15,000,000 (the “Exisiting Note”);

WHEREAS, the Borrower, the other Grantors, the Lenders and the Administrative Agent are parties to the Collateral Documents (as defined in the Existing Credit Agreement, and together with the Existing Note, collectively, the “Reaffirmed Documents”), as applicable; and

WHEREAS, it is a condition precedent to the effectiveness of the Amended Credit Agreement that each of the Grantors enter into this Amendment amending and reaffirming the terms of the Reaffirmed Documents to which such Grantor is a party.

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors hereby agree as follows:

1.             Credit Agreement References.  The Grantors acknowledge and agree that each reference to the Existing Credit Agreement, however so defined, in the Reaffirmed Documents from and after the date hereof shall mean the Existing Credit Agreement as amended and restated pursuant to the Amended Credit Agreement and each of the Reaffirmed Documents is hereby amended by (a) substituting a reference to the Amended

Credit Agreement as herein defined in place of each reference to the Existing Credit Agreement (whether referred to by the full name of the Existing Credit Agreement or by any other name which refers thereto by definition); (b) substituting a reference to “September 29, 2006” in place of each reference to the “Effective Date”; (c) substituting for the definition of each capitalized term defined by reference to the Existing Credit Agreement the definition of such capitalized term set forth in the Amended Credit Agreement, including without limitation the definition of the term “Obligations”; (d) amending the reference to “Section 2.16 of the Credit Agreement” set forth in Section 14(i) of each of the Parent Guaranty (as defined in the Amended Credit Agreement), the VC Two Guaranty (as defined in the Amended Credit Agreement) and the Natural Systems Guaranty (as defined in the Amened Credit Agreement) to refer to “Section 2.17 of the Credit Agreement”; (e) amending the Borrower Pledge and Security Agreement (as defined in the Amended Credit Agreement) to delete in its entirety (i) the definition of “Boulder VC” in Section 1(a) thereof and substituting therefor “Intentionally Omitted”, (ii) each reference to “Boulder VC” in Sections 4(k), 6(m) and 14 thereof, (iii) the definition of “Guaranty” in Section 1(g) thereof and substituting therefor “Intentionally Omitted”, (iv) each reference to “Guaranty” in Sections 8(a), 10(a)(xiv) and 20 thereof, (v) (A) the “(1)” appearing immediately prior to the phrase “capital stock” and (B) the phrase “, and (2) the limited liability company membership interests of Boulder VC pledged by Debtor hereunder and described in Schedule C hereto (the “BVC Interests”)”, in each case in the first sentence of Section 1(c)(ii)(A) thereof, (vi) each reference to “BVC Interests” in Sections 1(f), 1(k), 4(i), 10(d), 10(e), 11(e), 12(a) and 12(b) thereof, (vii) the first two sentences of Section 4(i) thereof and (viii) the text of Schedule C attached thereto and substituting therefor “Intentionally Omitted”; and (f) amending the reference to “Section 6.03(a)(i)(F) of the Credit Agreement” set forth in Section 6(i) of the Trademark Security Agreement (as defined in the Amended Credit Agreement) to refer to “Section 6.03(a)(i) of the Credit Agreement”.

2.             Continued Validity of Collateral Documents.  Each of the Grantors agrees that except as specifically amended by this Amendment, each Reaffirmed Document (as amended hereby) to which such Grantor is a party shall remain in full force and effect, and each of the Grantors listed as signatories hereto reaffirms the continued validity of each such Reaffirmed Document (as amended hereby) to which it is a party and agrees and confirms that the Obligations are secured under and in accordance with the Collateral Documents to which such Grantor is a party.  Each of the Reaffirmed Documents (as amended hereby) and this Amendment shall be read and construed as a single agreement.  All references in each of the Reaffirmed Documents or any related agreement or instrument to the Reaffirmed Documents shall hereafter refer to each of the Reaffirmed Documents as amended hereby.  Each of the Grantors acknowledges and agrees that it has no defenses or set-offs against the Administrative Agent, any Lender, or any of their respective officers, directors, employees, agents or attorneys with respect to any of the Loan Documents (as defined in the Amended Credit Agreement), including, without limitation, the Amended Credit Agreement and the Reaffirmed Documents.

3.             Representations and Warranties.  Each of the Grantors represents and warrants that, except as otherwise set forth in the Amended Credit Agreement, (a) all the representations and warranties of such Grantor set forth in any Reaffirmed Document (as amended hereby) to which it is a party are true and correct in all material respects on and as

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of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Existing Credit Agreement, the Amended Credit Agreement or such Reaffirmed Document, and to the extent that such representations and warranties relate expressly to an earlier date); and (b) all such representations and warranties are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as though set forth herein in their entirety.  In furtherance of the foregoing, (i) Schedule E to the Borrower Pledge and Security Agreement (as defined in the Amended Credit Agreement), (ii) Schedule D to each of (A) the Parent Pledge and Security Agreement (as defined in the Amended Credit Agreement), (B) the VC Two Pledge and Security Agreement (as defined in the Amended Credit Agreement) and (C) the Natural Systems Pledge and Security Agreement (as defined in the Amended Credit Agreement) and (iii) Schedule A to the Trademark Security Agreement (as defined in the Amended Credit Agreement), are in each case hereby amended and restated in the respective forms of such Schedules attached to this Amendment.

4.             Definitions.  Each capitalized term used herein without specific definition shall have the same meaning herein as in the Amended Credit Agreement.

5.             No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations or any other obligation of any Grantor.

6.             Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

7.             Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

8.             Severability.  The invalidity or unenforceability of any one or more phrases, sentences, clauses, paragraphs or sections contained in this Amendment shall not affect the validity or enforceability of the remaining portions of this Amendment, or any part thereof.

9.             Effectiveness of Amendment.  This Amendment shall become effective as of the date hereof upon (a) receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the Grantors and (b) the occurrence of the Effective Date under the Amended Credit Agreement.

[remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Reaffirmation of Loan Documents to be executed by their duly authorized representatives as a sealed instrument as of the date first set forth above.

THE GRANTORS:

VITAMIN COTTAGE NATURAL FOOD MARKETS, INC.

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Co-President

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Co-President

NATURAL SYSTEMS, LLC

By:	/s/ Zephyr Isely
Name:	Zephyr Isely
Title:	Manager

VITAMIN COTTAGE TWO LTD. LIABILITY COMPANY

By:	/s/ Zephyr Isely
Name:	Zephyr Isely
Title:	Manager

THE ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Nancy J. Broome
	Name:	Nancy J. Broome
	Title:	Senior Vice President

[Signature Page to Amendment and Reaffirmation of Loan Documents]

SCHEDULE E

TO

 BORROWER PLEDGE AND SECURITY AGREEMENT

INTELLECTUAL PROPERTY

Domain names:

www.naturalgrocers.com

www.vitamincottage.com

Registered United States Patents:

None.

Registered United States Trademarks or Service Marks:

Vitamin Cottage, Natural Grocers and Natural Grocers®

Natural Grocers by Vitamin Cottage®

Vitamin Cottage Natural Grocers®

Vitamin Cottage®

Health Hotline®

Pending United States Patent Applications:

None.

Pending United States Trademark or Service Mark Applications:

EDAP — Every Day Affordable Price SM

Licenses to Intellectual Property:

Rights to use trademarks, trade names, service marks and goodwill granted by VC Two to Borrower and Parent.

SCHEDULE D

TO

 PARENT PLEDGE AND SECURITY AGREEMENT

INTELLECTUAL PROPERTY

Domain names:

www.naturalgrocers.com

www.vitamincottage.com

Registered United States Patents:

None.

Registered United States Trademarks or Service Marks:

Vitamin Cottage, Natural Grocers and Natural Grocers®

Natural Grocers by Vitamin Cottage®

Vitamin Cottage Natural Grocers®

Vitamin Cottage®

Health Hotline®

Pending United States Patent Applications:

None.

Pending United States Trademark or Service Mark Applications:

EDAP — Every Day Affordable Price SM

Licenses to Intellectual Property:

Rights to use trademarks, trade names, service marks and goodwill granted by VC Two to Borrower and Parent.

SCHEDULE D

TO

VC TWO PLEDGE AND SECURITY AGREEMENT

INTELLECTUAL PROPERTY

Domain names:

None.

Registered United States Patents:

None.

Registered United States Trademarks or Service Marks:

Vitamin Cottage, Natural Grocers and Natural Grocers®

Natural Grocers by Vitamin Cottage®

Vitamin Cottage Natural Grocers®

Vitamin Cottage®

Pending United States Patent Applications:

None.

Pending United States Trademark or Service Mark Applications:

None.

Licenses to Intellectual Property:

None.

SCHEDULE D

TO

 NATURAL SYSTEMS PLEDGE AND SECURITY AGREEMENT

INTELLECTUAL PROPERTY

Domain names:

None.

Registered United States Patents:

None.

Registered United States Trademarks or Service Marks:

None.

Pending United States Patent Applications:

None.

Pending United States Trademark or Service Mark Applications:

None.

Licenses to Intellectual Property:

None.

SCHEDULE A

TO

TRADEMARK SECURITY AGREEMENT

Federal Trademark Registrations for the Marks

United States Trademarks:

Registration Number	Registration Date	Mark
3770003	April 6, 2010	VITAMIN COTTAGE, NATURAL GROCERS AND NATURAL GROCERS
3766174	March 30, 2010	NATURAL GROCERS BY VITAMIN COTTAGE
2697734	March 18, 2003	VITAMIN COTTAGE NATURAL GROCERS
1795426	September 28, 1993	VITAMIN COTTAGE

United States Trademarks (Pending):

None.